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                                                                    EXHIBIT 99.1

                                CERTIFICATIONS OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                    SECTION 906 OF SARBANES-OXLEY ACT OF 2002


         In connection with the annual report on Form 10-KSB of Whitewing Environmental Corp. (the "Company") for the year ended December 31, 2002 (the "Report"), I, Andrew V. Latham, Jr., hereby certify in my capacity as Chief Executive Officer of Whitewing, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

         1. The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Whitewing.



Dated: April 15, 2003             By: /s/ Andrew V. Latham, Jr.
                                      -------------------------
                                  Name:  Andrew V. Latham, Jr.
                                  Title: Chief Executive Officer




         In connection with the annual report on Form 10-KSB of Whitewing Environmental Corp. (the "Company") for the year ended December 31, 2002 (the "Report"), I, Barbara Kane-Burke, hereby certify in my capacity as Chief Financial Officer of Whitewing, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

         1. The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Whitewing.



Dated: April 15, 2003             By: /s/ Barbara Kane-Burke
                                     -------------------------------
                                  Name:   Barbara Kane-Burke
                                  Title:  Chief Financial Officer